Exhibit 10.1

SIXTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Sixth Amendment to Employment Agreement is dated as of February 24, 2011 by and between Stephen A. Wynn (“Employee”) and Wynn Resorts, Limited (“Employer”).

WHEREAS, Employee and Employer have entered into that certain Employment Agreement dated as of October 4, 2002, as amended (the “Employment Agreement”);

WHEREAS, Employee and Employer desire to amend one of the terms of the Employment Agreement.

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Base Salary. Effective February 24, 2011, the term “Base Salary” shall mean $4,000,000 per annum.
2.

Other Provisions of Agreement.  The parties acknowledge that the Employment Agreement is being modified only as stated herein, and agree that nothing else in the Employment Agreement shall be affected by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date below.

WYNN RESORTS, LIMITED

/s/ Marc Schorr	/s/ Stephen A. Wynn
Marc Schorr	Stephen A. Wynn
Chief Operating Officer